EXHIBIT 32.1

CERTIFICATION OF THE CHIEF EXECUTIVE OFFICER
PURSUANT TO SARBANES-OXLEY SECTION 906

I, Terrance W. Oliver, Chief Executive Officer of Progressive Gaming International Corporation (the “Registrant”), do hereby certify in accordance with 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

1. The Quarterly Report on Form 10-Q of the Registrant for the period ended September 30, 2008, to which this certification is attached as an exhibit (the “Report”), fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: November 17, 2008

By:	/s/ TERRANCE W. OLIVER
Terrance W. Oliver
Chief Executive Officer